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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2003

THE SEIBELS BRUCE GROUP, INC.
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	0-8804 (Commission File Number)	57-0672136 (IRS Employer Identification Number)
1501 Lady Street (Post Office Box 1) Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

Registrant's telephone number, including area code: (803) 748-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

  The following exhibit is filed herewith and made a part hereof.

Exhibit No.		Description
99	—	Press Release dated August 15, 2003

Item 12. Results of Operations and Financial Condition

        On August 15, 2003, The Seibels Bruce Group, Inc. (the "Company") issued a press release announcing earnings for the second quarter of 2003. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2003

THE SEIBELS BRUCE GROUP, INC.
By:	/s/ BRYAN D. RIVERS Bryan D. Rivers Treasurer and Controller

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
Signatures